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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 7, 2005

                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)

         MICHIGAN                        0-452                   38-1093240
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

                100 EAST PATTERSON STREET
                    TECUMSEH, MICHIGAN                               49286
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         (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

      Over the last several weeks, the Company has discussed with the lenders under the 2003 Note Purchase Agreement under which the Company issued $300,000,000 of its 4.66% Senior Guaranteed Notes Due March 5, 2011 the need to develop more flexible financing arrangements with less restrictive covenants. The lenders were asked to agree to a modification of the debt coverage ratio (the ratio of total debt to operating cash flow) covenant because management did not believe the Company would be in compliance with the covenant as of June 30, 2005. Since these discussions could not be completed by that date, the Company asked the Noteholders for a waiver of compliance with the covenant until August 8, 2005. As a condition of granting the waiver, the Noteholders asked for and the Company agreed to amendments to the Note Purchase Agreement that, among other things:

      - restrict or limit the disposing of assets, acquiring other businesses, or engaging in receivables financing through a special purpose vehicle while the waiver is in effect; and

      - prohibit the payment of dividends on the Company's common stock until August 8, 2005, and thereafter, if an agreement has not been reached with the Noteholders on an amendment or further waiver of the debt coverage covenant.

      As a condition to the Noteholders' signing the amendment and waiver agreement, the Company paid a total of $300,000 as a retainer to their special counsel and the fees of their financial advisor.

      The information above is only a summary of some of the terms of the amendment and waiver agreement. For the definitive terms, please see the copy filed as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibit is filed with this report:

      Exhibit No.    Description

      4.1 Amendment and Waiver No. 1 to Note Purchase Agreement dated as of June 30, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TECUMSEH PRODUCTS COMPANY

Date:  July 12, 2005                     By /s/ JAMES S. NICHOLSON
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                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description

4.1 Amendment and Waiver No. 1 to Note Purchase Agreement dated as of June 30, 2005

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